UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 20, 2000
                                               -------------------------------


                               NORTH BANCSHARES, INC.
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               (Exact name of registrant as specified in its Charter)


Delaware                             0-22800                   36-3915073
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(State or other              (commission file number)          (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  number)



100 West North Avenue, Chicago, Illinois                        60610
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (312) 664-4320
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                                     N/A
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           (Former name or former address, if changed since last report)



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Item 4.  Changes in Registrant's Certifying Accountant.

         On October 13, 2000, the Audit Committee of the Board of Directors reported to the Board they had completed a review of independent accounting firms and recommended to the Board that the Company engage Crowe Chizek and Company LLP for the year 2001 audit.

         The Board of Directors approved the recommendation on October 13, 2000 and passed a resolution appointing Crowe Chizek and Company LLP, the Company's independent accountants for the fiscal year 2001. KPMG LLP, the Company's current independent accountants will audit the Company's financial statements for the year ended December 31, 2000.

         In connection with the audits of the two fiscal years ended December 31, 1999, and the subsequent interim period January 1, 2000 through October 16, 2000, the date of the notification of dismissal, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if they were not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of disagreement.

         The audit reports of KPMG LLP on the consolidated financial statements of North Bancshares, Inc., as of and for the years ended December 31, 1999 and 1998, did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The Company has requested that KPMG LLP furnish it with a letter addressed to the Commission stating whether they agree with the above statements. Such letter is filed as Exhibit 16 to this amendment to this Form 8-K.


Item 7. Financial Statements and Exhibits

         (C) Letter of KPMG LLP dated November 1, 2000.







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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTH BANCSHARES, INC.
                                         (Registrant)




Date: November 1, 2000                   /S/ Joseph A. Graber
      ----------------                   --------------------
                                         Joseph A. Graber
                                         President and
                                         Chief Executive Officer





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                             EXHIBIT 16









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KPMG

         303 East Wacker Drive
         Chicago, IL 60601-5212



November 1, 2000

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for North Bancshares, Inc. and, under the date of February 11, 2000, we reported on the consolidated financial statements of North Bancshares, Inc. and subsidiary as of and for the years ended December 31, 1999 and 1998. On October 23, 2000, we were notified that North Bancshares, Inc. engaged Crowe Chizek and Company LLP as its principal accountant for the year ended December 31, 2001 and that the auditor-client relationship with KPMG LLP will cease upon completion of the audit of North Bancshares, Inc.'s consolidated financial statements as of and for the year ended December 31, 2000 and the issuance of our report thereon. We have read North Bancshares, Inc.'s statements included under Item 4 of its 8-K/A dated November 1, 2000, and we agree with such statements, except that we are not in a position to agree or disagree with North Bancshares, Inc.'s statement that (1) the Audit Committee reported to the Board of Directors that they had completed a review of independent accounting firms and had recommended to the Board that the Company engage Crowe Chizek and Company LLP for the year 2001 audit, and (2) the Board of Directors approved the recommendation and passed a resolution appointing Crowe Chizek and Company LLP as independent accountants for the fiscal year 2001.

                                                              Very truly yours,

                                                              KPMG LLP




KPMG LLP.KPMG LLP. A U.S. limited liability partnership, is a member of KPMG International, a Swiss association.


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